UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23712

Cashmere Fund

(Exact name of registrant as specified in charter)

2000 Central Ave

Boulder, CO 80301

(Address of principal executive offices) (Zip code)

Jesse Randall

2000 Central Ave

Boulder, CO 80301

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 577-7987

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

CASHMERE

CASHMERE FUND

Annual Report

March 31, 2025

i

SHAREHOLDER LETTER

Introduction

The Cashmere Fund (the “Fund”) continued to grow its assets and actively deploy capital into new investments during the fiscal year ended March 31, 2025. For the year ended March 31, 2025, the Fund delivered a total return of 9.76%, and a 6.77% total annualized return since the Fund’s April 13, 2022 inception. For perspective, the S&P SmallCap 600® Index — our public-market reference point for early-stage company performance — was down 3.38% over the fiscal year and had a total annualized return of 1.37% since the Fund’s inception.

During the fiscal year, the Fund’s return was supported by a combination of higher valuations from follow-on financings, steady operating progress across the portfolio, and mark-to-market valuation updates. Just as importantly, time and maturity played a role — companies continued to focus on sustainability and profitability, and none exited the portfolio due to failure.

A number of companies completed priced follow-on rounds and established higher reference prices. In a milestone moment for the Fund, Graza Olive Oil’s most recent fundraising round lifted the position well above cost and resulted in the Fund’s first 10x return. Additionally, improvements in the underlying business fundamentals of several portfolio companies led to upward adjustments in their fair values, further bolstering overall performance.

During the same period we completed two new, opportunistic investments but otherwise maintained a deliberately selective deployment pace as the team concentrated on optimizing operations. That focus culminated in the successful transition of sub-advisory responsibilities to Forma Cashmere LLC, a dedicated team with a track record in finance and venture capital with a passion for broader access to private markets by all investors. The rebranding to The Cashmere Fund underscores our commitment to transparency, inclusive access, and disciplined early-stage investing, while the expanded team positions us to engage with new distribution partners and expand reach to a broader base of retail investors over the coming year.

While the Fund achieved positive results in its third fiscal year, the broader venture capital environment remained challenged for much of this period. The industry-wide slowdown that began in 2022 persisted through 2024, resulting in lower deal volumes and a generally cautious investor sentiment. By our fiscal year’s end, venture funding levels were still significantly below the record highs of 2022. However, late 2024 did offer some early signs of stabilization, notably, a handful of large funding rounds in the booming field of artificial intelligence (AI) helped lift the overall investment figures. This environment has yielded lower deal counts and valuations, more investor-friendly deal terms, and an elevated number of insider-led financing rounds. To keep our investors informed, we have summarized some key observations on the state of the venture market below.

Venture Capital Deal Activity

U.S. venture investment stabilized in 2024. PitchBook-NVCA data recorded $209B across 15,260 transactions, a modest improvement from 2023 yet still well below the 2021 peak. Capital was highly concentrated: AI companies captured an estimated 46% of total dollars, underscoring investors’ focus on platform technologies. Early-stage pricing remained firm — Carta’s “State of Private Markets: Q4 and 2024 In Review” places the median seed pre-money at $16M, a new record, even as longer intervals between rounds and more protective terms signaled continued caution.

Beyond AI, consumer-oriented funding showed nascent recovery in 2024. Silicon Valley Bank (a division of First Citizens Bank) tallies a 25%1 rebound in US consumer-internet funding versus 2023’s nine-year low, with later-stage dollars up 83% year-over-year. These current trends align with our own strategy of backing disciplined, durable brands whose unit economics we believe can weather macro volatility.

Public-market liquidity also showed early signs of improvement: the U.S. tech IPO market reopened modestly in the first quarter of 2025, adding more than $8 billion2 to annual exit value and marking the first meaningful listings since 2021.

____________

1        https://www.svb.com/industry-insights/consumer-internet/investments-q4-2024/

2        https://www.reuters.com/markets/us/bankers-hope-ipo-revival-2025-high-profile-listings-stack-up-2025-01-10

Runway Extensions, Insider-Led Capital, & Valuations

Capital remained selective in 2024, pushing many founders to extend runway with insider support rather than court new lead investors. Carta’s year-end dashboard shows that bridge rounds accounted for 40%-43% of every quarter’s US seed financings in 2024, up from 36% in 2023. Stage dynamics varied: seed bridge shares climbed to 40%, whereas Series B slipped to 24%, illustrating that reliance on insiders was most acute in the earliest rounds.

Complementing this, the PitchBook 2024 Venture Monitor recorded the highest share3 of insider-led rounds in more than a decade, underscoring how follow-on capital from existing backers has filled the funding gap.

Insider rounds have risen

10%
9%
8%
7%
6%
5%
% of VC deal count
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Share of insider-led deals

Source: [Q4 2024 PitchBook-NVCA Venture Monitor]

____________

3        https://pitchbook.com/news/articles/charts-startups-ipo-drought

Valuations tell a nuanced story. Despite the prevalence of bridges, as mentioned, median seed pre-money values rose to a record $16M in Q4 2024, signaling that investors continued to reward companies showing clear traction. Farther up the stack, however, pricing pressure persisted: the 2024 Annual US VC Valuations Report found that approximately 25% of all US rounds in 2024 were flat or down — the highest share in ten years.

Taken together, the data points to a market that is conserving fresh capital for existing portfolio winners while scrutinizing new opportunities — an environment we expect to continue until exit activity and LP liquidity more fully recover.

Dry Powder and Capital Calls

While deal activity has been relatively muted, the venture capital industry remains armed with an unprecedented amount of ready capital — a fact that underpins our guarded optimism for the future. Several years of vigorous fundraising up through 2022 have left U.S. venture funds collectively sitting on an estimated $300B+ in unallocated capital, or “dry powder,” as of late 2024. This substantial reserve has been underutilized in recent quarters as investors held back, resulting in slower deployment of funds. Notably, new fundraising by VC firms slowed sharply in 2024 — only about $76B4 was raised for U.S. venture funds during the year, the lowest tally in recent memory. That decline reflects hesitancy among limited partners given the limited liquidity and lackluster returns from recent vintages.

We are seeing signs that venture investors are putting some of this sidelined capital to work. According to Cambridge Associates, US venture managers called about $20.4 billion from limited partners in the first half of 2024, up slightly from the same period a year earlier. This uptick in capital calls indicates that fund managers have been finding more deals and deploying more money than they did in the prior year. We view this development as a potentially positive signal for the coming year — essentially an early indicator that the pace of investment could accelerate as funds tap into their reserves. If investor sentiment continues to improve and compelling opportunities present themselves, the existence of abundant dry powder could fuel a meaningful recovery in venture dealmaking.

Retail Access to Alternatives

Another notable development over the past year has been the rapid growth of semi-liquid vehicles aimed at individual investors. Interval fund assets surpassed $80 billion5 by May 2024, expanding at nearly 40% compound annual growth during the last decade. Net inflows continued through year-end as wealth managers sought exposure to private strategies (venture capital included) within structures that offer periodic liquidity. BlackRock’s 2025 Private Markets Outlook projects6 the broader private-asset universe will grow from $13 trillion today to more than $20 trillion by 2030, driven in part by retail inflows. Parallel to fund launches, secondary marketplaces7 such as EquityZen and Forge Global cut

____________

4        https://nvca.org/wp-content/uploads/2025/01/Q4-2024-PitchBook-NVCA-Venture-Monitor.pd

5        https://www.morningstar.com/alternative-investments/morningstars-guide-interval-funds

6        https://www.blackrock.com/institutions/en-us/insights/private-markets-outlook

7        https://www.wsj.com/finance/investing/investing-private-companies-equityzen-forge-global-d2713c5c investment minimums to $5,000, widening the on-ramp for accredited investors to trade pre-IPO shares and providing additional price-discovery for valuation committees. The Fund’s distribution roadmap anticipates these shifts: in 2025 we will seek listings with several leading digital brokerage platforms, a step that should broaden inclusive access to venture capital while diversifying our shareholder base.

Cashmere Fund Strategy

In light of these market conditions, the Cashmere Fund has remained disciplined and focused on our core strategy: backing early-stage startups with high growth potential and prudent operating plans. Since inception, the Cashmere Fund has invested in 34 early-stage portfolio companies and 4 private venture capital funds across a diverse set of industries, which we believe positions the Fund to benefit from the potential future upside.

While we remain focused on early-stage investing, the growth of the Fund is allowing us to gradually expand our approach. Today, the Fund has built a portfolio of early-stage companies (along with a select few private venture capital fund investments) across a range of industries, which we believe positions us well to capture future upside as these ventures grow and mature. As AUM grows, we’re reserving additional capacity for follow-on investments in existing portfolio companies and selectively exploring opportunities at later stages. This reflects a natural evolution as the Fund matures and as new distribution partners help broaden our investor base. We are cautiously optimistic about the venture environment ahead: the market correction of the past two years has created opportunities to invest in strong startups at more reasonable valuations in our view. With investors increasingly selective, we believe the companies that do secure funding today tend to be those with exceptional promise.

We are confident that our strategy of selective deployment, active support for portfolio founders, and careful risk management will serve the Fund well in the coming years. Our team remains focused on monitoring the venture landscape and is prepared to adapt as conditions evolve. We also continue to view our role as more than just financiers — by providing capital and guidance to emerging companies, we help foster innovation and contribute to the broader entrepreneurial ecosystem.

We want to thank you, our investors, for your continued commitment to the Cashmere Fund. We are encouraged by the Fund’s progress to date and optimistic about its prospects moving forward. As always, we remain focused on executing our strategy with the goal of generating long-term value for our shareholders.

The views expressed in this report are exclusively those of the solely those of the Fund’s investment adviser, Sweater Industries, LLC, and sub-adviser, Forma Cashmere LLC, as of March 31, 2025. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. There is no assurance that the Fund’s investment objectives will be achieved.

New Portfolio Additions

Below is a summary of the equity investments in portfolio companies and portfolio funds in which the Fund invested during its fiscal year ended March 31, 2025. This includes two new portfolio companies. Information about each company has been provided by the portfolio company or another third-party source that the Fund believes to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. The Fund holdings discussed in this report may not have been held by the Fund for the entire period, and both current and future Fund investments are subject to risk. The Fund’s portfolio composition is subject to review in accordance with the Fund’s investment strategy and should be expected to change over time. Please see the Schedule of Investments in this annual report for a complete list of the Fund’s investments and their values as of March 31, 2025.

Mad Rabbit

Mad Rabbit is a tattoo aftercare and skincare brand founded in 2019 by Oliver Zak and Selom Agbitor. The company gained national attention after securing a $500,000 investment from Mark Cuban on Shark Tank Season 12. Since then, Mad Rabbit has expanded its product line to include balms, soothing gels, and sunscreens, all formulated with natural ingredients. Its products are now available in over 150 Urban Outfitters stores, 200 tattoo parlors, and more than 100 countries.

De Soi

De Soi is a line of sparkling non-alcoholic apéritifs co-founded in 2022 by pop star Katy Perry and master distiller Morgan McLachlan. Crafted with botanical ingredients and adaptogens like reishi mushroom and L-theanine, De Soi offers a sophisticated alternative to traditional alcoholic beverages. Under CEO Scout Brisson, the brand has expanded its retail presence to over 5,500 locations, including Target and Sprouts.

CASHMERE FUND
Fund Performance
March 31, 2025 (Unaudited)

Average Annual Total Return Information as of March 31, 2025 (Unaudited):

Cashmere Fund (Inception Date: 04/13/2022)	One Year	Annualized Since Inception (4/13/2022)
Return	9.76%	6.77%

Fund Benchmark
S&P SmallCap 600® Index*	(3.38)%	1.37%

____________

*        The S&P SmallCap 600® Index is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index. Index returns, unlike Fund returns, do not reflect any fees or expenses. Index returns assume reinvestment of all distributions. Investments held by the Fund do not match those in the Index and the performance of the Fund will differ.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown assume reinvestment of all distributions, and do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived and reimbursed by the Fund’s Adviser. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing.

CASHMERE FUND
Portfolio Composition (Unaudited)

Fund Vertical Diversification

The following table provides a breakdown of the Fund, by the industry verticals that the underlying securities represent, as a percentage of net assets as of March 31, 2025.

Vertical	Percent of Total Net Assets
Consumer Goods and Retail	31.5%
Consumer Technology	15.7%
Education Technology	2.1%
Financial Technology	8.6%
Health Technology	8.1%
Healthcare	6.9%
Human Resource Technology	7.5%
Logistics Technology	1.8%
Private Investment Companies	4.5%
Property Technology	7.5%
Short-Term Investments	4.4%
Other assets in excess of liabilities	1.4%
Total	100.0%

Fund Security Type Diversification

The following chart provides a visual breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of March 31, 2025.

Security Type	Percent of Total Net Assets
Convertible Debt in Portfolio Companies	6.4%
Equity Investments in Portfolio Companies	54.1%
Portfolio Funds	4.5%
Simple Agreements for Future Equity in Portfolio Companies	28.9%
Warrants	0.3%
Short-Term Investments	4.4%
Other assets in excess of liabilities	1.4%
TOTAL	100.0%

Cashmere Fund
SCHEDULE OF INVESTMENTS
March 31, 2025

	Principal/ Shares	Fair Value
Convertible Debt in Portfolio Companies — 6.4%
Consumer Goods and Retail — 1.6%
Mad Rabbit Tattoo, Inc., 8.00%, due 8/15/26[1,2]	250,000	$250,000

Financial Technology — 1.6%
Trellis Technologies, Inc., 8.00%, due 12/31/25[1,2]	250,000	250,000

Healthcare — 3.2%
Cabinet Health P.B.C., 4.55%, due 9/30/25[1,2]	500,000	500,000
Total Convertible Debt in Portfolio Companies (Cost $1,000,000)		1,000,000

Equity Investments in Portfolio Companies — 54.1%
Consumer Goods and Retail — 23.7%
Drupely, Inc. dba Graza Series A-3 Preferred Stock[1,2,3]	210,999	1,971,594
FEAT Socks, Inc. Series A3 Preferred[1,2,3]	3,262,472	242,500
IQ Bar, Inc. Series B Preferred Stock[1,2,3]	41,553	688,562
Lukla, Inc. dba OROS Series B Preferred Stock[1,2,3]	412,819	504,787
Nomadica Series Seed-6 Preferred Stock[1,2,3]	462,107	320,407
Total Consumer Goods and Retail		3,727,850

Consumer Technology — 11.5%
After Services, Inc. Series Seed-7 Preferred Stock[1,2,3]	24,068	520,417
After Services, Inc. Series Seed-8 Preferred Stock[1,2,3]	21,445	463,700
GO, Inc. Series Seed-1 Preferred Stock[1,2,3]	400,160	267,475
Hearth Display, Inc. Series Seed 4 Preferred[1,2,3]	301,132	301,283
The Dyrt, Inc. Series C Preferred Stock[1,2,3]	608,726	257,296
Total Consumer Technology		1,810,171

Education Technology — 2.1%
EdInvent, Inc. dba Accredible Series B Preferred Stock[1,2,3]	79,956	331,231

Health Technology — 2.1%
Time Therapeutics, Inc. Series A-2 Preferred (Hone Health)[1,2,3]	22,006	330,203

Human Resource Technology — 7.5%
IsoTalent, Inc. Series Seed-1 Preferred Stock[1,2,3]	764,292	1,047,362
Obra, Inc. Common Stock[1,2,3]	764,292	126,437
Total Human Resource Technology		1,173,799

Property Technology — 7.2%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock[1,2,3]	208,995	262,500
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock[1,2,3]	2,012,882	329,287
Havenly, Inc. Series C-1 Preferred Stock[1,2,3]	63,848	249,997
True Footage Inc. Series A Prime Preferred Stock[1,2,3]	38,836	298,957
Total Property Technology		1,140,741

Total Equity Investments in Portfolio Companies (Cost $5,500,073)		8,513,995

See accompanying Notes to Financial Statements.

Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

March 31, 2025

	Principal/ Shares	Fair Value
Portfolio Funds — 4.5%
Private Investment Companies — 4.5%
Curate Capital Fund I, LP1,3,4		$265,356
Ganas Ventures I, a series of Ganas Ventures, LP1,3,4,5		189,323
Impressionism Capital Fund I, LP1,3,4		101,714
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A1,3,4,5		157,489
Total Portfolio Funds (Cost $632,500)		713,882

Simple Agreements for Future Equity in Portfolio Companies — 28.9%
Consumer Goods and Retail — 6.2%
De Soi, Inc.[1,2,3]		200,000
Frances Valentine, LLC[1,2,3]		500,000
Hikerkind, Inc.[1,2,3]		275,000
Total Consumer Goods and Retail		975,000

Consumer Technology — 4.2%
SweatPals, Inc.[1,2,3]		375,000
The Last Gameboard, Inc.[1,2,3]		278,940
Total Consumer Technology		653,940

Financial Technology — 7.0%
EarlyBird Central, Inc.[1,2,3]		440,000
Line Financial, P.B.C.[1,2,3]		550,000
Nada Holdings, Inc.[1,2,3]		110,000
Total Financial Technology		1,100,000

Healthcare — 3.7%
Lazzaro Medical, Inc.[1,2,3]		287,500
Pear Suite, Inc.[1,2,3]		300,000
Total Healthcare		587,500

Health Technology — 6.0%
Grapefruit Health, Inc.[1,2,3]		131,250
Parallel Health, Inc.[1,2,3]		275,000
Wyndly Health, Inc.[1,2,3]		550,000
Total Health Technology		956,250

Logistics Technology — 1.8%
Shappi, Inc.[1,2,3]		287,500
Total Simple Agreements for Future Equity in Portfolio Companies (Cost $3,966,440)		4,560,190

Warrants — 0.3%
Financial Technology — 0.0%
Trellis Technologies, Inc., exercise price $0, expiration date 5/31/29[1,2,3]	25,000	—

Property Technology — 0.3%
Havenly, Inc., exercise price $2.1206, expiration date 2/17/28[1,2,3]	31,924	48,251
Total Warrants (Cost $0)		48,251

See accompanying Notes to Financial Statements.

Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

March 31, 2025

	Principal/ Shares	Fair Value
Short-Term Investments — 4.4%
Goldman Sachs Financial Square Government Fund – Institutional Class, 4.43%[6]	684,593	$684,593
Total Short-Term Investments (Cost $684,593)		684,593

Total Investments (Cost $11,783,606) — 98.6%		15,520,911
Other assets in excess of liabilities — 1.4%		215,002
Net Assets — 100.0%		$15,735,913

____________

P.B.C. — Public Benefit Corporation

dba — doing business as

LP — Limited Partnership

1        Restricted security. (See Note 7)

2        Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

3        Non-Income Producing

4        Investment valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

5        Affiliated investment for which ownership exceeds 5% of the investment’s capital. (See Note 6)

6        Rate disclosed represents the seven day yield as of period end.

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Unaffiliated investments, at fair value (cost $10,761,513)	$14,489,506
Affiliated investments, at fair value (cost $337,500)	346,812
Short-term investments, at fair value (cost $684,593)	684,593
Fund shares sold	13,717
Interest income receivable	100,769
Due from Adviser, net (Note 3)	335,628
Prepaid expenses	30,618
Total assets	16,001,643

Liabilities:
Payable for audit and tax fees	120,000
Payable for legal fees	49,000
Payable for accrued other expenses	30,164
Payable for transfer agent fees	28,700
Payable for fund accounting and administration fees	19,436
Payable for marketing fees	10,032
Payable for chief compliance & financial officer fees	5,000
Payable for custody fees	3,398
Total liabilities	265,730
Commitments and contingencies (Note 8)

Net Assets	$15,735,913

Components of Net Assets:
Paid-in capital (unlimited number of shares authorized)	$12,323,310
Total distributable earnings	3,412,603
Net Assets	$15,735,913

Shares of beneficial interest issued and outstanding	650,857
Net asset value per share	$24.18

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2025

Investment income:
Interest income from unaffiliated investments	$138,880
Total investment income	138,880

Expenses:
Investment management fees (Note 3)	367,479
Marketing fees	303,713
Transfer agent fees	178,205
Audit and tax fees	130,000
Insurance fees	128,894
Fund accounting and administration fees	120,798
Legal fees	112,425
Chief compliance & financial officer fees	100,000
Compliance fees	88,102
Transaction fees	79,341
Trustee fees	50,000
Shareholder reporting fees	47,711
Registration fees	24,479
Miscellaneous fees	21,970
Custody fees	20,458
Total expenses	1,773,575
Contractual waiver of fees and reimbursement of expenses (Note 3)	(906,325)
Net expenses	867,250
Net investment loss	(728,370)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	2,088,501
Net change in unrealized appreciation (depreciation) on affiliated investments	23,331
Net unrealized gain	2,111,832
Net Increase in net assets from operations	$1,383,462

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(728,370)	$(468,577)
Net change in unrealized appreciation (depreciation) on investments	2,111,832	1,413,873
Net increase in net assets resulting from operations	1,383,462	945,296

Distributions to shareholders
From net investment income	—	(24,201)

Capital Transactions:
Net proceeds from shares sold	1,632,050	2,825,006
Reinvestment of distributions	—	24,195
Cost of shares redeemed	(1,506,062)[1]	(1,390,375)[2]
Net increase in net assets from capital transactions	125,988	1,458,826
Total increase in net assets	1,509,450	2,379,921

Net Assets:
Beginning of year	14,226,463	11,846,542
End of year	$15,735,913	$14,226,463

Capital Share Transactions:
Shares sold	73,650	135,046
Shares reinvested	—	1,143
Shares redeemed	(68,506)	(66,042)
Net increase in capital share outstanding	5,144	70,147

____________

1        Net of redemption fees received of $1,395.

2        Net of redemption fees received of $5,985.

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

Cash flows provided by operating activities:
Net increase in net assets from operations	$1,383,462
Purchases of investments	(500,076)
Sales of investments	76
Net change in unrealized (appreciation) depreciation on investments	(2,111,832)
Change in short-term investments, net	1,251,012

(Increase)/Decrease in assets:
Interest income receivable	(49,297)
Due from Adviser	(151,957)
Prepaid expenses	13,884

Increase/(Decrease) in liabilities:
Custody fees	(1,298)
Transfer agent fees and expenses	5,120
Fund administration fees	(92)
Chief compliance & financial officer fees	(15,000)
Marketing fees	7,091
Other accrued expenses	(6,228)
Legal fees	14,344
Net cash used in operating activities	(160,791)

Cash flows provided by financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	1,666,853
Cost of shares repurchased, net of redemption fees	(1,506,062)
Net cash provided by financing activities	160,791

Net Increase in Cash	—

Cash, Beginning of year	—
Cash, End of year	—

See accompanying Notes to Financial Statements.

Cashmere Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period Ending March 31, 2023[1]
Net asset value, beginning of period	$22.03	$20.58	$20.00
Income from Investment Operations:
Net investment income (loss)[2]	(1.10)	(0.74)	0.29
Net realized and unrealized gain (loss)	3.25	2.22	0.32
Total from investment operations	(2.15)	1.48	0.61
Less Distributions:
From net investment income	—	(0.04)	(0.05)
Total distributions	—	(0.04)	(0.05)
Redemption Fees[2]:	— *	0.01	0.02
Net asset value, end of period	$24.18	$22.03	$20.58
Total return[3,4]	9.76%	7.23%	3.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,736	$14,226	$11,847

Ratio of expenses to average net assets:
Gross[5]	12.06%	13.10%	30.02%[6]
Net[5,7]	5.90%	5.00%	0%[6]
Ratio of net investment income (loss) to average net assets:
Net[5,7]	(4.95)%	(3.54)%	1.47%[6]

Portfolio turnover rate[4]	0%	0%	0%

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to March 31, 2023. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

2        Based on average shares outstanding for the period.

3        Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. Returns shown do not include payment of an early repurchase fee for shares redeemed within 545 days of purchase. The return would have been lower if certain expense had not been waived or reimbursed by the Adviser.

4        Not annualized for periods less than 12 months.

5        The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2025, the Fund’s underlying investment companies included a range of management fees from 0.72% to 4.57% (unaudited) and performance fees from 0.00% to 20.00% (unaudited).

6        Annualized, with the exception of non-recurring organizational costs.

7        Represents the ratios of expenses and net investment income (loss) inclusive of fee waivers and/or expenses reimbursements (Note 3).

*        Less than .005 per share.

See accompanying Notes to Financial Statements.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

1. Organization

Cashmere Fund (formerly, Sweater Cashmere Fund) (the “Fund”) was organized on June 17, 2021, as a statutory trust under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has an inception date of April 13, 2022 and commenced operations on the following business day.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Forma Cashmere LLC, doing business as Cashmere LLC (“Forma”), an investment adviser registered under the Advisers Act, serves as the Sub-Adviser to the Fund, subject to oversight by the Adviser. The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant accounting policies

The price of the Fund’s shares of beneficial interest (“Shares”) is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 3).

All cash, receivables and current payables are carried on the Fund’s books at their net realizable value.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar-for-dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

2. Significant accounting policies (cont.)

Federal Income Taxes — The Fund has elected and intends to continue to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2024, the fund made the following permanent tax on the Statement of Assets and Liabilities:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
(804,613)	804,613

Distributions to shareholders — Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Segment Reporting — The Fund’s chief operating decision maker (CODM), the Principal Executive Officer, manages the Fund’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, the CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenue, sales, and marketing, research and development and general administrative) at the consolidated level to manage the Fund’s operations. Other segment items included in consolidated net income are interest income and other expenses, which are reflected in the statement of operations.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

2. Significant accounting policies (cont.)

Shares of mutual funds, including money-market funds, are fair valued at their reported NAV.

A substantial portion of the Fund’s assets consist of securities of Equity Investments in Portfolio Companies, which may be made through Simple Agreements for Future Equity and Convertible Debt, and Portfolio Funds for which there are no readily available market quotations. New purchases of Equity Investments in Portfolio Companies and Portfolio Funds may be valued at acquisition cost initially.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds on a quarterly basis, and (when available) audited values received on an annual basis. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is a quarter in arrears than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

2. Significant accounting policies (cont.)

discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period — if provided by the Portfolio Fund — for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

•        Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•        Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•        Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Investments in private investment companies that are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value, are excluded from the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

2. Significant accounting policies (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of March 31, 2025:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Convertible Debt in Portfolio Companies*	$—	$—	$—	$1,000,000	$1,000,000
Equity Investments in Portfolio Companies*	—	—	—	8,513,995	8,513,995
Portfolio Funds*	713,882	—	—	—	713,882
Simple Agreements for Future Equity in Portfolio Companies*	—	—	—	4,560,190	4,560,190
Warrants*	—	—	—	48,251	48,251
Short-Term Investments	—	684,593	—	—	684,593
Total	$713,882	$684,593	$—	$14,122,436	$15,520,911

____________

*        All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2025:

	Beginning Balance as of March 31, 2024	Transfers into/out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net Realized Gain (Loss)	Distributions	Change in net unrealized appreciation (depreciation)	Ending Balance as of March 31, 2025
Convertible Debt in Portfolio Companies	$750,000	$—	$250,000	$—	$—	$—	$—	$1,000,000
Equity Investments in Portfolio Companies	6,163,933	—	750,076[1]	(76)	—	—	1,600,062	8,513,995
Simple Agreements for Future Equity in Portfolio Companies	4,709,762	—	200,000	(750,000)[1]	—	—	400,428	4,560,190
Warrants	63,967	—	—	—	—	—	(15,716)	48,251
	$11,687,662	$—	$1,200,076	$(750,076)	$—	$—	$1,984,774	$14,122,436

____________

1        Amounts include $750,000 in simple agreements for future equity in portfolio companies converted to $750,000 in equity investments in portfolio companies.

Change in net unrealized appreciation/(depreciation) for securities owned at March 31, 2025 was $1,984,774.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

2. Significant accounting policies (cont.)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2025:

	Fair Value as of March 31, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)[1]
Equity Investments in Portfolio Companies	$5,864,685	Market Approach	Calibration	(86.11)% – 257.83%/0.48X – 9.07X revenue/AVG 25.68%/AVG 3.66X
Simple Agreements for Future Equity in Portfolio Companies	3,706,250	Market Approach	Calibration	(61.04)% – 210.03%/AVG 14.51%
Total Level 3 Investments[2]	$9,570,935

____________

1        To the extent the unobservables inputs increase or decrease there is a corresponding increase or decrease in fair value.

2        Certain Level 3 investments of the Fund, totaling fair value assets of $4,551,501, have been recorded at fair value using unadjusted third-party inputs (for example, recent transaction price). As such, these investments have been excluded from the preceding table.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Portfolio Funds*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Curate Capital Fund I, LP	Early Stage Technology	265,356	—	None	Not Applicable	Not Applicable
Ganas Ventures I, a series of Ganas Ventures, LP	Early Stage Technology	189,323	62,500	None	Not Applicable	Not Applicable
Impressionism Capital Fund I, L.P.	Early Stage Technology	101,714	125,000	None	Not Applicable	Not Applicable
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	Early Stage Technology	157,489	—	None	Not Applicable	Not Applicable

____________

*        Refer to the Schedule of Investment for industry classifications of individual securities.

3. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 2.50% of the Fund’s average daily net assets. Forma acts as the Fund’s Sub-Adviser and assists the Adviser in implementing and supervising the investment program of the Fund and the composition of its portfolio. Forma is paid by the Adviser, and not by the Fund. For the year ended March 31, 2025, the Fund accrued $367,479 in investment management fees.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through August 15, 2026.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

3. Fees and Transactions with Related Parties and Other Agreements (cont.)

were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. As of March 31, 2025 the Adviser may seek recoupment for previously waived expenses subject to the Expense Limitation Agreement noted above, the following amounts are subject to recoupment by the Adviser by the following dates:

Period of Expiration
March 31, 2026	$1,974,626
March 31, 2027	$950,506
March 31, 2028	$906,325

For the year ended March 31, 2025, the Adviser waived and/or reimbursed expenses totaling $906,325 that are subject to recoupment.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $25,000. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Employees of Gryphon Fund Group (“Gryphon”) serve as officers of the Fund. Gryphon receives a monthly fee for the services provided to the Fund. The Fund also reimburses Gryphon for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, n.a. serves as the Fund’s Custodian.

4. Capital share transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5.00% of the Fund’s Shares at NAV. An early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, a 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

During the year ended March 31, 2025, the Fund completed two repurchase offers. The result of these repurchase offers are as follows:

	Required Repurchase Offers
Commencement Date	July 29, 2024	January 28, 2025
Repurchase Request Deadline	August 29, 2024	February 27, 2025
Repurchase Pricing Date	August 29, 2024	February 27, 2025

Repurchase Pricing Date Net Asset Value	$21.97	$22.04
Shares Repurchased	34,302	34,203
Value of Shares Repurchased (Before Redemption Fees)	$753,614	$753,842
Percentage of Shares Repurchased	5.00%*	5.00%*

____________

*        The Fund’s tenders exceeded 5.00%, but less than 5.05%, and repurchases were made on a pro-rata basis

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

5. Investment transactions

Purchases and sales of investments, other than short-term securities, for the year ended March 31, 2025, were $500,076 and $76, respectively.

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2025 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliate	Beginning balance March 31, 2024	Purchases or Conversions	Sales or Conversions	Change in Securities Meeting the Definition of an Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Return of Capital Adjustments	Ending Value March 31, 2025	Investment Income
Ganas Ventures I, a series of Ganas Ventures, LP	$174,735	$—	$—	$—	$14,588	$—	$—	$189,323	$—
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	148,746	—	—	—	8,743	—	—	157,489	—
	$323,481	$—	$—	$—	$23,331	$—	$—	$346,812	$—

7. Restricted securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investments objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Additional information on each restricted investment held by the Fund on March 31, 2025 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
After Services, Inc. Series Seed-7 Preferred Stock	6/6/2022	$250,000	$520,417	3.3%
After Services, Inc. Series Seed-8 Preferred Stock	6/6/2022	250,000	463,700	2.9%
Cabinet Health P.B.C. Convertible Debt	2/14/2023	500,000	500,000	3.2%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock	5/8/2023	250,000	262,500	1.7%
Curate Capital Fund I, LP	7/1/2022	170,000	265,356	1.7%
De Soi, Inc.	7/19/2024	200,000	200,000	1.3%
Drupely, Inc. dba Graza Series A-3 Preferred Stock	6/17/2022	200,000	1,971,594	12.5%
EarlyBird Central, Inc.	6/3/2022	400,000	440,000	2.8%
EdInvent, Inc. dba Accredible Series B Preferred Stock	7/29/2022	250,000	331,231	2.1%

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

7. Restricted securities (cont.)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock	11/8/2022	$300,000	$329,287	2.1%
FEAT Socks, Inc.	6/15/2022	250,000	242,500	1.5%
Frances Valentine, LLC	11/18/2022	500,000	500,000	3.2%
Ganas Ventures I, a series of Ganas Ventures, LP	7/1/2022	187,500	189,323	1.2%
GO, Inc. Series Seed-1 Preferred Stock	11/18/2022	500,000	267,475	1.7%
Grapefruit Health, Inc.	5/2/2023	125,000	131,250	0.8%
Havenly, Inc. Warrants	2/10/2023	—	48,251	0.3%
Havenly, Inc., Series C-1 Preferred Stock	2/10/2023	249,997	249,997	1.6%
Hearth Display, Inc.	1/6/2023	250,000	301,283	1.9%
Hikerkind, Inc.	8/10/2023	250,000	275,000	1.7%
Impressionism Capital Fund I, L.P.	4/20/2023	125,000	101,714	0.6%
IQ Bar, Inc. Series B Preferred Stock	8/12/2022	250,000	688,562	4.4%
IsoTalent, Inc. – Series Seed-1 Preferred Stock	7/8/2022	1,000,000	1,047,362	6.7%
Lazzaro Medical, Inc.	7/1/2022	250,000	287,500	1.8%
Line Financial, P.B.C	8/17/2023	500,000	550,000	3.5%
Lukla, Inc. dba OROS Series B Preferred Stock	12/14/2023	500,000	504,787	3.2%
Mad Rabbit Tattoo, Inc. Convertible Debt	8/15/2024	250,000	250,000	1.6%
Nada Holdings, Inc.	6/17/2022	100,000	110,000	0.7%
Nomadica Series Seed-6 Preferred Stock	7/1/2022	250,000	320,407	2.0%
Obra, Inc., Common Stock	7/8/2022	76	126,437	0.8%
Parallel Health, Inc.	6/28/2022	250,000	275,000	1.7%
Pear Suite, Inc.	11/14/2022	250,000	300,000	1.9%
Shappi, Inc.	9/16/2022	250,000	287,500	1.8%
Stonks Y Combinator Summer 2022 Access Fund	9/16/2022	150,000	157,489	1.0%
SweatPals, Inc.	5/3/2023	125,000	375,000	2.4%
The Dyrt, Inc. Series C Preferred Stock	12/11/2023	250,000	257,296	1.6%
The Last Game Board, Inc.	12/9/2022	266,440	278,940	1.8%
Time Therapeutics, Inc. (Hone Health)	5/25/2023	250,000	330,203	2.1%
Trellis Technologies, Inc. Convertible Debt	6/1/2023	250,000	250,000	1.6%
Trellis Technologies, Inc. Warrants	6/1/2023	—	—	0.0%
True Footage Inc. – Series A Prime Preferred Stock	7/29/2022	250,000	298,957	1.9%
Wyndly Health, Inc.	9/13/2022	500,000	550,000	3.5%
		$11,099,013	$14,836,318	94.1%

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

8. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of March 31, 2025, the Fund has unfunded commitments in the amount of $62,500 and $125,000 for Ganas Ventures I, a series of Ganas Ventures, LP and Impressionism Capital Fund I, L.P. respectively. As of March 31, 2025, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

9. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Federal tax information

The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30. At March 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$11,731,718

Gross unrealized appreciation	$4,039,759
Gross unrealized depreciation	(250,566)
Net unrealized appreciation on investments	$3,789,193

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

10. Federal tax information (cont.)

As of September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation on investments	1,928,139
Unrealized deferred compensation	—
Total accumulated earnings (deficit)	1,928,139

The tax character of the distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

Distributions paid from:	9/30/2024	9/30/2023
Ordinary Income	—	29,155
Net long term capital gains	—	—
Return of capital	24,201	—
Total distributions paid	24,201	29,155

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

11. Risk factors

An investment in the Fund involves a high degree of risk and may be considered speculative. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

•        The Fund’s inception date was April 13, 2022 and it has a very limited operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

•        The Adviser is recently formed and had no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•        There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund began making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•        While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2025

11. Risk factors (cont.)

•        Private companies in which the Fund invests are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting.

•        The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

•        A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

12. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no additional subsequent events that require disclosure or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Cashmere Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cashmere Fund (formerly, Sweater Cashmere Fund) (the “Fund”), including the schedule of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Cashmere Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended, and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the period from April 14, 2022 (commencement of operations) to March 31, 2023 have been audited by other auditors, whose report dated May 30, 2023 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian and private companies, when replies were not received from private companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2025

Cashmere Fund
TRUSTEES AND OFFICERS
March 31, 2025 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Independent Trustees:
Jonathan Stanley Bellish (Born 1986)	Trustee and Chair of the Board of Trustees since 2022	Executive Director of One Earth Future Foundation, a provider of growth capital and technical assistance to small and medium enterprises in Africa. Previously served as Vice President, Strategy (from 2018 – 2021) and as Director, Future Labs (2017 – 2018) of One Earth Future Foundation.	1	None
William Benjamin Hadley (Born 1970)	Trustee since 2022	General Manager of Auctane, Inc., a logistics software company, (from 2021 – 2023). Owner of Hadley Corporate Development, Inc., an M&A and business development consultancy, (since 2008). From 2014 to 2020, Senior Vice President Business Development of Cooley LLP, a law firm.	1	None
Interested Trustee:
Jesse K Randall[3] (Born 1983)	Trustee, President and Principal Executive Officer since 2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.	1	None

Cashmere Fund
TRUSTEES AND OFFICERS — (CONTINUED)
March 31, 2025 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Additonal Officers of the Fund:
Gordon Jones (Born 1988)	Treasurer and Principal Financial Officer since 2024	Member of Gryphon Fund Group, LLC (2021 – Present); Director of Fund Administration and Tax, Winbridge Partners, LLC (2020 – 2021); Senior Tax Manager, Cohen & Company, Ltd (2010 – 2020).	N/A	N/A
Robin Riddell (Born 1986)	Secretary since 2025

Director of Operations & Valuations. Previously led teams at Carta (June 2017 – December 2022) and PitchBook (November 2012 – May 2017), with a focus on private company valuations, product strategy, finance, and operations. Holds a Master of Finance from the University of St Andrews.

			N/A	N/A
Jonathan Van Duren (Born 1982)	Chief Compliance Officer since 2025	Founder and Principal of JVD Consulting LLC (2024 – Present); Counsel at Greenberg Traurig LLP (2021 – 2024); Associate at Bryan Cave Leighton Paisner LLP (2018 – 2021)	N/A	N/A

____________

1        Each Trustee serves for an indefinite term, until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office.

2        The “Fund Complex” consists of the Fund only.

3        Mr. Randall is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the Investment Company Act) based on his positions with the Adviser and its parent company, Sweater Inc., and because he is an owner of Sweater Inc.

Board Leadership and Structure

The Board is currently comprised of three Trustees, two of whom are Independent Trustees, which means they are not interested persons of the Fund or of the Fund’s Adviser. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently serves as Chair of the Board.

Cashmere Fund
ADDITIONAL INFORMATION
March 31, 2025 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-888-577-7987 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-577-7987.

Dividend Reinvestment — The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund. Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

Corporate Dividends Received Deduction — For the tax year ended September 30, 2024, the Cashmere Fund had 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the tax year ended September 30, 2024, the Cashmere Fund had 0.00% of dividends paid from net investment income, designated as qualified dividend income.

Approval of Investment Management Agreement — The Cashmere Fund (the “Fund”) is overseen by a Board of Trustees (the “Board,” the members of which are referred to as the “Trustees”) consisting of three Trustees, two of whom are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”). The Board met in-person on March 5, 2025 (the “Meeting”) to consider the renewal of the investment management agreement (the “Agreement”) between the Fund and Sweater Industries LLC (the “Adviser”).

In connection with this, the Board reviewed and discussed at its Meeting materials relating to its consideration of the Agreement. The Board also considered all factors it believed relevant with respect to the Fund, including: (a) the nature, extent, and quality of services provided by the Adviser to the Fund; (b) the extent to which the Adviser may realize economies of scale with respect to its management of the Fund; (c) costs of the services provided and profits realized by the Adviser’s under the Agreement; (d) the management fee to be paid to the Adviser under the Agreement; and (e) any fall-out benefits to the Adviser with respect to its management of the Fund.

The Trustees were advised by Fund legal counsel regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through Fund legal counsel, provided a request to the Adviser and received materials from the Adviser in response to such request. The information provided in response to their requests was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Fund and the Adviser, including Fund performance, expense ratios, portfolio composition, and regulatory compliance.

In considering whether to approve the Agreement and reviewing the related materials, the Board met with relevant personnel of the Adviser and reviewed with them materials prepared by the Adviser and materials provided by legal counsel to the Fund. The Board also met with legal counsel to the Fund, who also serves as the Fund’s Chief Compliance Officer, and with the Fund’s Treasurer. The Trustees also met with the Fund’s Chief Compliance Officer and Fund legal counsel in executive session, outside the presence of the Adviser’s personnel and the non-Independent Trustee, in connection with their consideration of the Agreement.

The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.

Cashmere Fund
ADDITIONAL INFORMATION — (CONTINUED)
March 31, 2025 (Unaudited)

In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors. It is also important to note that the Board may have considered factors and information discussed and reviewed at previous meetings as part of its considerations, and the discussion below may not include all of the factors and information considered by the Board.

Nature, Extent, and Quality of Services and Fund Performance

As part of their review, the Trustees examined the Adviser’s ability to provide investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s personnel who are primarily responsible for managing the Fund, as well as the qualifications and experience of certain other key individuals at the Adviser who provide services to the Fund. The Trustees also considered the Adviser’s investment philosophy and the Adviser’s representations regarding its research and decision-making processes, its ability to attract and retain capable personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. The Trustees spent considerable time reviewing the staffing levels at the Adviser. The Trustees discussed and considered that the level of service provided by the Adviser had changed since Forma Cashmere LLC, doing business as Cashmere LLC (“Cashmere”), had been engaged as Fund subadviser in the Fall of 2024. The Trustees discussed with the Adviser’s representatives the role of the Adviser and its responsibilities day-to-day in managing the Fund, versus the role and responsibilities of Cashmere.

The Trustees considered that the Adviser’s services include overseeing Cashmere’s provision of a continuous investment program for the Fund, ensuring that the Fund adhered to its investment restrictions and guidelines, complying with regulatory obligations, overseeing Cashmere’s due diligence on potential portfolio companies and private funds, overseeing negotiations to invest in proposed portfolio companies and private funds, responsibilities relating to valuing Fund assets, and assisting in Cashmere’s marketing efforts.

The Board also considered other non-advisory services provided by the Adviser to the Fund, such as the services of Adviser employees as Fund officers and other personnel provided that are necessary for Fund operations. It also considered the significant technology investment made by the Adviser with respect to the Fund’s shareholder interface. The Board noted that the Adviser also organizes Board meetings and the preparation of Board meeting materials, and those Adviser employees serving as Fund officers oversee and manage the other Fund service providers.

The Board noted that it reviews data on the short-term and longer-term total returns of the Fund in connection with each quarterly Board meeting. The Trustees reviewed information regarding the performance of the Fund and the performance of certain peer group funds, and performance of the S&P 600 index. The Trustees noted that the Fund’s performance was in-line with the Adviser’s expectations.

The Trustees considered conditions that might affect the Adviser’s ability to provide its services to the Fund under the Agreement. The Board considered that the Adviser had been consistent in its approach to managing the Fund.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Agreement was satisfactory.

Fees, Expenses and Profitability

The Trustees next considered the management fees paid by the Fund under the Agreement. The Trustees reviewed information concerning the Fund’s management fee in comparison to the management fees of six peer group funds. The Trustees noted that the Fund’s contractual management fee (before any waivers or expense reimbursements) of 2.50% was higher than the contractual management fees charged by all but one of the six peer group funds. The Trustees considered, however, that two of the peer group funds with lower management fees also pay an additional incentive fee that varies based on fund performance (in contrast to the Fund, which pays no incentive fee), which is in addition to the management fee. The Trustees discussed with the Adviser the Fund’s management fee and comparisons to the fees and expenses paid by competing funds, including those typically charged by advisers to private venture capital funds. The Trustees also considered that the Adviser has agreed to reduce its management fee and/or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding certain expenses) would exceed 5.90%

Cashmere Fund
ADDITIONAL INFORMATION — (CONTINUED)
March 31, 2025 (Unaudited)

through August 15, 2026, subject to a three-year reimbursement of the Adviser if future Fund expenses should drop below this rate. The Trustees noted that, after netting out expenses that the Adviser is paying on the Fund’s behalf pursuant to this expense cap agreement, the Adviser is not earning any management fees with respect to its management of the Fund.

Because the Fund is the Adviser’s only advisory client for which it receives compensation, there was no information for the Board to consider regarding the services the Adviser provides or the fees the Adviser charges to other advisory clients.

The Trustees reviewed information about the profitability of the Agreement to the Adviser. This included information provided by the Adviser on the costs of advising the Fund and representations made by the Adviser regarding its capitalization and funding. The Trustees considered the Adviser’s representation that, because of the expense cap in place, the Adviser has thus far not collected any management fees from the Fund that it hadn’t offset by paying Fund expenses, and that the Adviser has reimbursed Fund expenses to keep the level of annual Fund expenses below the level of the expense cap. The Board spent considerable time reviewing the financial condition of the Adviser, and obtaining assurances that the Adviser had sufficient capital to continue operations for the next fiscal year. The Trustees also considered that the Adviser has voluntarily paid certain Fund expenses beyond what is required of it under the expense cap agreement. The Trustees discussed the overall long-term viability of the Fund. The Adviser detailed how it was in the best interest of the Fund to continue operations and demonstrated how the Adviser and Cashmere were both committed to the Fund’s long-term success.

The Trustees considered and discussed with the Adviser the use of Fund assets for marketing the Fund, and considered the Adviser’s representations that none of these amounts are retained by the Adviser or its personnel. The Trustees also noted that they review information on Fund marketing expenses at each quarterly meeting.

The Trustees also discussed with the Adviser the terms of the Adviser’s agreement with Cashmere, including the portion of the advisory fee paid by the Adviser to Cashmere under the terms of the subadvisory contract.

The Board considered information regarding any indirect benefits to the Adviser that could be identified from its relationship with the Fund. In particular, the Board considered the software platform created for the Fund which benefits both the Fund and the Adviser. The Trustees also considered representations from the Adviser that the Fund has not entered into any transactions that would generate “soft dollar” credits.

The Trustees, including all of the Independent Trustees, concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of the Adviser’s services to the Fund, the fees paid by competitive funds, the sharing of advisory fees with Cashmere, and the costs incurred by the Adviser in providing services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized by the Adviser as Fund assets grow. The Trustees determined that it does not appear that the Adviser is realizing benefits from economies of scale to such an extent that the management fee should be reduced or that break points in the management fee should be implemented at this time. The Trustees noted that, because of the Fund’s small size and the Adviser’s contractual obligation to cap Fund expenses, the Adviser is not currently receiving any management fees from the Fund.

Conclusion

Based on its review, including its consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of the Agreement are fair and reasonable and that the renewal of the Fund’s Agreement is in the best interests of the Fund.

Cashmere Fund
NOTICE OF PRIVACY POLICY

This Privacy Notice of the Cashmere Fund (the “Fund”) applies only to investors, or their legal representatives, who are individuals and to certain entities that are essentially “alter egos” of individuals (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles) that are investing in the Fund primarily for personal, family, or household purposes.

Our Commitment to Your Privacy:    We are sensitive to the privacy concerns of our investors. We have a policy of protecting the confidentiality and security of information we collect about you. We are providing you with this notice to help you better understand why and how we collect certain personal information, the care with which we treat that information, and how we use that information.

“Non-public personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

Sources of Non-Public Information:    We collect non-public personal information about you from the following sources:

•        Information we receive from you on applications or other forms, including information you submit through the Sweater web application (the “App”) in connection with opening and funding a Fund account. This information includes your name, address, social security number or tax identification number, email address, citizenship and residency information, bank account information, and other household information.

•        Information about your transactions with us, such as your Fund account balance and transaction history.

•        Information captured on the Fund’s website and through the App, including registration information and any information captured via “cookies.”

Disclosure of Information:    We do not disclose any non-public personal information about you to anyone, except as permitted or required by law or regulation and to our affiliates and service providers, including, but not limited to, the Fund’s investment adviser, administrator, transfer agent, vendors engaged to assist the Fund in fulfilling its anti-money laundering and know-your-customer policies and procedures with respect to current and potential Fund investors, and/or consultants. All such companies are contractually or legally obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We may also share your non-public personal information with other entities for the following purposes, including among others:

•        To respond to a subpoena or court order, judicial process or regulatory inquiry;

•        To report suspicious transactions to government agencies and law enforcement officials;

•        To protect against fraud; or

•        To provide products and services with the consent or direction of the customer.

Except as described above, and except for information we provide to non-affiliated third parties as otherwise required or permitted by law, we do not share non-public information about you with non-affiliated third parties.

Former Investors:    We maintain non-public personal information of our former Fund investors and apply the same policies that apply to current Fund investors.

Information Security:    We consider the protection of sensitive information to be a sound business practice, and to that end we employ physical, electronic and procedural safeguards to protect your non-public personal information in our possession or under our control.

Fund Information

Investment Adviser
Sweater Industries LLC
Boulder, Colorado

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, N.A
Kansas City, Missouri

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Philadelphia, PA

Trustees
Jonathan Stanley Bellish
William Benjamin Hadley
Jesse K Randall

Officers
President and Principal Executive Officer
Jesse K Randall

Principal Financial Officer and Treasurer
Gordon Jones

Chief Compliance Officer
Jonathan Van Duren

Secretary
Robin Riddell

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Cashmere Fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The code of ethics is included as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant does not currently have an audit committee financial expert. The Registrant’s Board of Trustees is currently evaluating whether one or more of the Audit Committee’s current members meets the requirements to be the Registrant’s audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Tait, Weller, & Baker LLP during the fiscal year 2025 and 2024 were as follows:

(a)	Audit Fees.

Fiscal year ended March 31, 2025	$115,000
Fiscal year ended March 31, 2024	$115,000

(b)	Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2025	$0
Fiscal year ended March 31, 2024	$0

(c)	Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2025	$5,000
Fiscal year ended March 31, 2024	$5,000

(d) All Other Fees.

Fiscal year ended March 31, 2025	$0
Fiscal year ended March 31, 2024	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Cashmere Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Sweater Industries LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1. Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2. Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1Aa summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3. Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4. Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

• Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

• Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund’s Chief Compliance Officer(“CCO”), and a redlined copy of such Proxy Policy as applicable.

• The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act, and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

5. Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6. Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7. Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Proxy Voting and Corporate Actions

Under Rule 206(4)-6 of the Advisers Act, it is a fraudulent, deceptive, or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under the Rule, the adviser must also disclose its proxy voting policies and procedures to clients and provide them to clients upon request. In addition, the adviser must also provide clients with information on how the adviser voted the proxies on their securities, upon request.

Sweater’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts. These policies and procedures are designed to satisfy Sweater’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The policies and procedures seek to address potential complexities which may arise in cases where Sweater’s interest conflicts or appears to conflict with the interests of its clients and to communicate with clients the methods and rationale whereby Sweater exercises proxy voting authority.

Sweater will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Sweater may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Sweater may determine not to vote a proxy if: (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) Sweater otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Sweater serves as the adviser to a closed end mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund does not typically invest in other mutual funds or exchange traded funds. The fund does not invest in individual equities. If the Funds were to invest in individual equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to individual equities to the extent different than these policies. The fund primarily invests in private funds which do not involve many proxy items requiring the Adviser to vote.

If the mutual fund invests in other mutual funds (i.e., a fund of funds), Sweater seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted "in the same proportion as the vote of all other holders of such security" (“echo” or “mirror” voting). Accordingly, when voting proxies for the mutual fund, Sweater will vote in the same proportion as all other voting shareholders of the underlying funds.

Sweater will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX which is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. This form contains the relevant information to identify the securities issuer, ticker, cusip or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, and whether the Firm voted on the matter, a summary of the vote cast (i.e., noting mirror voting). Where a proxy proposal raises a material conflict between the interests of Sweater, any affiliated person(s) of Sweater, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s shareholder’s interests, Sweater will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Sweater will abstain from voting.

The CCO or designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Firm’s Books and Records requirements.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2025, unless otherwise noted.

The following table provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the Past 5 Years
Elia Infascelli	Managing Partner	Since 2024

Partner at Cashmere the Fund, where he leads deal sourcing, due diligence, and supports portfolio companies (Sep 2024 – present). He is also the Managing Partner of Forma Capital (Jan 2023 – present).

Previously, Elia co-founded KNOW Beauty and Parallel Brands (Aug 2018 – present), and served as Global CEO of Propaganda Entertainment, where he helped launch health and wellness brands in collaboration with influential voices.

Mary Owen	Managing Partner	Since 2024

Partner at Cashmere, where she supports the firm’s investment activities. She is Chair of the Board and a Life Trustee of the Ralph C. Wilson, Jr. Foundation, a $1.2 billion place-based grantmaking organization serving Western New York and Southeastern Michigan.

Mary also serves on the board of the Hall of Fame Resort & Entertainment Company (HOFV) and is an advisor to KB Partners. She is a Trustee of the Jefferson Trust and a member of the Regional Selection Committee for the Jefferson Scholars Foundation.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2025:

Name of Portfolio Manager	Registered investment companies	Other pooled investment vehicles	Other accounts
Elia Infascelli	0	1	0
Mary Owen	0	1	0

(a)(3) Compensation Structure of Portfolio Manager

The portfolio managers receive from the sub-adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the sub-adviser (and not the Fund’s investment returns).

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of March 31, 2025:

Name of Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Elia Infascelli	$1-$10,000
Mary Owen	$1-$10,000

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cashmere Fund

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 6, 2025

/s/ Gordon Jones
By: Gordon Jones
Principal Financial Officer & Treasurer
June 6, 2025